UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     OCTOBER 24, 2005

                                ISP CHEMCO INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
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                (State or Other Jurisdiction of Incorporation)

         333-17827-01                                  51-0382622
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    (Commission File Number)              (IRS Employer Identification No.)

    300 DELAWARE AVENUE
         SUITE 303
    WILMINGTON, DELAWARE                                        19801
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  (Address of Principal Executive Offices)                   (Zip Code)

                                (302) 427-5818
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             (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            ADDITIONAL REGISTRANTS


                                                                                    Address, including zip
                                                                                    code and telephone
                             State or other                                         number, including area
                             jurisdiction of            Registration No./I.R.S.     code, of registrant's
Exact name of registrant     incorporation or           Employer Identification     principal
as specified in its charter  organization               No.                         executive offices
---------------------------  ----------------           -----------------------     ----------------------

ISP Chemicals Inc.           Delaware                   333-70144-08/               Route 95 Industrial Area
                                                        22-3807357                        P.O. 37
                                                                                    Calvert City, KY 42029
                                                                                        (270) 395-4165

ISP Minerals Inc.            Delaware                   333-70144-07/                  34 Charles Street
                                                        22-3807370                   Hagerstown, MD 21740
                                                                                        (301) 733-4000

ISP Technologies Inc.        Delaware                   333-70144-09/              4501 Attwater Avenue and
                                                        22-3807372                     State Highway 146
                                                                                     Texas City, TX 77590
                                                                                        (409) 945-3411




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




ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         (c) On October 24, 2005, ISP Chemco Inc. ("Chemco") announced the appointment of Roger J. Cope, age 60, to the position of Interim Chief Financial Officer of Chemco and International Specialty Holdings Inc. ("Holdings").

         Mr. Cope has been employed by International Specialty Products Inc. ("ISP"), Chemco's parent, since 1985 and has held a variety of senior level positions in the Finance and Sales & Marketing areas. From July 1999 through December 2003, he held the position of Senior Vice President Sales and Commercial Director, Europe, for Chemco, Holdings, ISP and most of ISP's subsidiaries. Subsequently, Mr. Cope held the position of Senior Vice President Sales and Marketing, North America for Chemco, Holdings, ISP and most of ISP's subsidiaries from January 2004 to April 2005. Then, he held the position of Senior Vice President, Europe Product Supply, from April 2005 to October 2005 for ISP Management Company, Inc.

         On October 3, 2005, ISP Management Company Inc. (the "Company") and Mr. Cope entered into an employment agreement relating to his appointment to the position of Senior Vice President - Special Projects (the "Agreement"). The Agreement continues in effect and has not been amended in connection with Mr. Cope's appointment to the position of Interim Chief Financial Officer. Pursuant to the Agreement, Mr. Cope will receive a fixed annual base salary of $249,370 and a bonus in the amount of $130,000 for the 2005 calendar year. Mr. Cope's term of employment will expire on June 30, 2006.

         Pursuant to the Agreement, Mr. Cope is eligible to participate in all ISP employee group benefit programs, including vacation, medical, dental, group life, vision, prescription drug, long-term disability, business travel accident, and the 401(k) plan, in the same manner and on the same terms as such programs are made available by the Company to comparable active salaried employees. He will also be entitled to the use of a company car.

         In the event that Mr. Cope is terminated for reasons other than for cause, the Company shall pay to him his base salary through June 30, 2006. After the expiration of Mr. Cope's term of employment on June 30, 2006, provided that he has not been terminated for cause prior to such date, Mr. Cope will be eligible for six months of severance pay.



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

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ISP CHEMCO INC.
                                             ISP CHEMICALS INC.
                                             ISP MINERALS INC.
                                             ISP TECHNOLOGIES INC.



Dated:  October 28, 2005          By:    /s/ Kenneth M. McHugh
                                         ---------------------
                                  Name:  Kenneth M. McHugh
                                  Title: Vice President and Controller








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